Exhibit 10.3

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is dated as of February 12, 2020, by, between and among the persons and entities signing this Amended below under the heading “Sellers” (each being referred to individually as “Seller,” and collectively as “Sellers”) and THE PROCACCIANTI GROUP, LLC a Rhode Island limited liability company (“Purchaser”). Seller and Purchaser are sometimes referred to herein individually as a “Party”, and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, Seller and Purchaser are parties to that certain Membership Interest Purchase Agreement with an Effective Date as of January 14, 2020 (collectively, the “Original Agreement”);

WHEREAS, Seller and Purchaser desire to modify certain time periods contained in the Original Agreement as provided herein; and

WHEREAS, unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.     Amendments. The following amendments to the Original Agreement shall be effective upon the date hereof:

(a)	Inspection Period. The text of Section 14.19 of the Original Agreement is and shall hereby be deleted in its entirety and replaced with the following:

“Inspection Period means the period of time commencing on the Effective Date and terminating at 6:00 pm (Eastern Standard Time) on February 21, 2020.”

(b)	Closing Date. The first sentence of Section 7.1 of the Original Agreement is and shall hereby be deleted in its entirety and replaced with the following:

“Provided all of the conditions to Closing have been satisfied, the Closing shall be held by delivery of Closing documents in escrow to the Title Company at 2:00

p.m. Eastern time on the date which is date which on or before March 13, 2020, or at such earlier date and time as may be mutually agreed upon in writing by Sellers and Purchaser (the “Closing Date”).”

2.     No Other Amendment or Modification; Ratification. The Original Agreement remains in full force and effect and is hereby ratified and confirmed by Seller and Purchaser, except with respect to matters set forth in this Amendment. From and after the date hereof, all references to the Agreement shall be deemed to refer to the Original Agreement as amended by this Amendment. In the event of a conflict between the terms and conditions of the Original Agreement and those set forth in this Amendment, the terms and conditions of this Amendment shall control.

3.     Counterparts; Facsimile and PDF. This Amendment may be executed in any number of counterparts each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement. Facsimile and portable document format (PDF) signatures shall have the same force and effect as original signatures.

4.     Amendments. This Amendment may not be changed, modified or terminated, nor may any provision hereunder be waived, except by an instrument executed by the parties hereto.

5.     No Third-Party Beneficiaries. This Amendment is binding on and inures to the benefit of the parties hereto. The provisions of this Amendment are not intended to benefit any third parties.

6.     Entire Agreement. The Original Agreement, as amended by this Amendment, contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all agreements heretofore had or made between the parties hereto are merged in the Original Agreement, as amended by this Amendment, which alone fully and completely expresses the agreement of said parties.

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IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the date first written above.

SELLERS:

TPG DP JV, LLC,
a Delaware limited liability company

By:	/s/ Elizabeth A. Procaccianti
Name:	Elizabeth A. Procaccianti
Title:	Authorized Signor
Address:	On File

ETJ Gano Holdings, Inc.
a Rhode Island corporation

By:	/s/ Elizabeth A. Procaccianti
Name:	Elizabeth A. Procaccianti
Title:	Authorized Signor
Address:	On File

PRJA Gano Holdings, LLC,
a Delaware limited liability company

By:	/s/ Elizabeth A. Procaccianti
Name:	Elizabeth A. Procaccianti
Title:	Authorized Signor
Address:	On File

EHI Gano Holdings, Inc.
a Rhode Island corporation

By:	/s/ Elizabeth A. Procaccianti
Name:	Elizabeth A. Procaccianti
Title:	Authorized Signor
Address:	On File

[signatures continue on following page]

PURCHASER:

THE PROCACCIANTI GROUP, LLC,
a Rhode Island limited liability company

By:	/s/ Ron M. Hadar
Name:	Ron M. Hadar
Title:	Attorney Duly Authorized

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